- 1 -




                        INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
[X]  Preliminary Information Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2)
[_]  Definitive Information Statement



                           ANDERSMIN GOLD CORPORATION
                      -------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:________.
     (2)  Aggregate number of securities to which transaction applies:________.
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):______
     (4) Proposed maximum aggregate value of transaction:_____. (5) Total fee paid:_____.
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:______
     (2)  Form, Schedule or Registration Statement No.:______.
     (3)  Filing Party: _________
     (4)  Date Filed: __________




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                                       -2-




                           ANDRESMIN GOLD CORPORATION
                        409 Granville Street, Suite 1450
                  Vancouver, British Columbia, Canada, V6C 1T2

                              INFORMATION STATEMENT
                                      Dated
                                February 2, 2005


                                     GENERAL

     This Information Statement is being circulated to the shareholders of Andresmin Gold Corporation, a Montana corporation (the "Company") in connection with the taking of corporate action without a meeting upon the written consent of a majority of the holders of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock").

     WE ARE NOT  ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED  NOT TO SEND US A
     ---------------------------------------------------------------------------
PROXY.
------

     As more completely described below, the matter upon which action is proposed to be taken is to approve an amendment to the Articles of Incorporation to effectuate an increase in authorized shares of common stock of the Company from 100,000,000 shares to 250,000,000 shares.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is March 9, 2005, at 10:00 a.m. (Pacific Time) at 409 Granville Street, Suite 1450, Vancouver, British Columbia, Canada, V6C 1T2.

     This information statement is being first sent or given to security holders on approximately February 14, 2005.


                       VOTING SECURITIES AND VOTE REQUIRED

     On January 19, 2005, the Board of Directors authorized and approved, subject to shareholder approval, certain actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statements and a shareholders' consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 97,732,044 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of Shareholders of ten (10) or less shareholders of the Company holding at least 48,866,023 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is January 26, 2005 (the "Record Date").

     The matters upon which action is proposed to be taken is to approve an amendment to the Articles of Incorporation to effectuate an increase in authorized shares of common stock of the Company from 100,000,000 shares to 250,000,000 shares.




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                                       -3-



     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Len De Melt                58               Director

Ian Brodie                 49               President and a Director

Lance Larsen               45               Secretary

Robert Weicker             51               Director

-------------------------------------


     LEN DE MELT B.A., ASc T, Hd.M. has been a Mine Manager of an open pit mine in Guinea, Africa, which is controlled by the Trivalence Mining Corporation, a British Columbia corporation that is listed on the TSX Venture Exchange, from 2000 to present. As Mine Manager, Mr. De Melt manages 550 employees. He manages operations and maintenance: 21 sub departments, which include 3 Ore Treatment Plants/Mills, engine re-build shop, Manitowoc shovel/dragline re-build shop, Caterpillar Heavy equipment re-build shop, Tire vulcanization shop, Electrical generator/motor re-wind shop, Telecommunications shop, Light Vehicle Maintenance shop, field Manitowoc shovel/dragline maintenance, field Heavy maintenance and Townsite power and water maintenance. From 1998 to 2000 Mr. De Melt was manager of Yanacocha (one of the World's top mines - Open Pit Heap Leach) located in Peru. Mr. De Melt has also provided mining consulting to certain companies from 1997 to 1999. From 1995 to 1997, Mr. De Melt was the President, Manager and Chief Engineer for Goldust Mines Ltd., a company operating out of Val Dor, Quebec, Canada. While at Goldust Mines Ltd., Mr. De Melt arranged financing, managed and put into production the Croiner Mine. Mr. De Melt graduated from the British Columbia Institute of Technology with a Mechanical diploma. On May 14, 1969, Mr. De Melt graduated from the Haileybury School of Mines-Engineering. Mr. De Melt is a member of the Association of Applied Sciences of British Columbia. In addition, Mr. De Melt is a member of the Canadian Institute of Mining and Metallurgy.

     LANCE LARSEN has been an officer of the Company since September 5, 2002. In addition, Mr. Larsen was a director of the Company from September 5, 2002 to August 24, 2004. From December, 1996 to the present he has served as President and Chief Executive Officer of Larsen International, Inc., a business consultancy firm specializing in mergers and acquisitions. From August 1997 to




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                                       -4-



June 2000, he served as Vice President and General Manager of Bio-Med Marketing Inc., a Calgary, Alberta firm that specializes in financing and consulting to bio-medical companies. His duties there include hiring and training all sales personnel, designing and developing all in-house applications software applications, including the company network design and maintenance. From June 1988, Mr. Larsen served as General Manager of West Coast International, a company specializing in international sales of communications accessories. His duties there were to hire and train all sales staff and design and maintain all software and network installations. Mr. Larsen graduated with honors from the Canadian Investment Funds Institute and the Dale Carnegie sales course.

     IAN BRODIE has been the President and a director of the Company since August 24, 2004. In addition, Mr. Brodie is the Secretary and director of Solara Capital Inc., a non-reporting issuer. Mr. Brodie has over 20 years of experience in capital markets and brings a high level of corporate finance and management experience to the Company. During a career that began as an investment executive for a Canadian national brokerage firm, Mr. Brodie's resume encompasses corporate restructuring, mergers, acquisitions and divestitures. His specialized expertise includes in-depth knowledge of the brokerage and finance community. Mr. Brodie has served on the board of directors of several national public companies, including Cascadia Brands Inc. and Unilens Vision Inc. Mr. Brodie has also been involved in senior management roles in the mining industry, serving on the board of directors of companies such as Carson Gold Corp. (now Vengold), Ghana Goldfields Ltd. and as President and director of Crystallex International Corp.

     ROBERT WEICKER has been a director of the Company since September 10, 2004. Mr. Weicker is also a director and Vice President of Exploration for Aberdene Mines Limited, which is listed and posted for trading on the NASD Over-the-Counter Bulletin Board. Mr. Weicker is also a director of the following companies: Crosshair Exploration & Mining Corp.; Gold Point Exploration Ltd.; Hathor Exploration Ltd.; Kernow Resources and Developments Ltd.; and Triex Minerals Corp. Mr. Weicker has over 25 years in the mineral exploration and mining industry, from greenfield exploration to production operations. His early career included serving as a Geologist to several Noranda Mines Group companies. Mr. Weicker joined Lac Minerals in 1984, and in 1988 he assumed the role of Chief Mining Geologist for Equinox Resources Ltd., and was involved with the start-up, development, and production of the Van Stone zinc mine in Washington. In addition, Mr. Weicker was involved in the exploration and development of the Rosebud UG gold mines in Nevada, and direct supervision of a multimillion-dollar development program on a polymetallic deposit in British Columbia, Canada, resulting in a significant expansion of reserves and the discovery of the Yellow Jacket zinc deposit. Since 1999, Mr. Weicker has developed his own consulting company, with a focus on Asia, Mongolia and Nevada. Mr. Weicker has an honours degree in Earth Science from the University of Waterloo, Ontario in 1977, and is a Professional Geoscientist of the Association of Professional Engineers and Geoscientists of British Columbia, Canada.


AUDIT COMMITTEE

     As of the date of this Information Statement, the Company has not appointed members to an audit committee. As of the date of this Information Statement, no audit committee exists. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     The Company intends to establish an audit committee. When established, the audit committee will be comprised of at least two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be: (i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;
(ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and
(v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the Company's principal independent accountant was independent, and concluded that the auditor for the fiscal year ended June 30, 2004 was independent.


AUDIT FEES

     During the fiscal years ended June 30, 2003 and 2004, the Company's principal accountants had not yet billed the Company for professional services rendered in connection with the audit of the Company's annual and quarterly financial statements for the respective fiscal periods. However, the Company has now paid Moore Stephens Ellis Foster Ltd. $8,284.68 for audit fees for the fiscal year ended June 30, 2004. The Company's principal accountant did not bill any other audit related fees during the respective time periods.

TAX FEES

     During the fiscal years ended June 30, 2003 and 2004, the Company's principal accountant has not yet billed the Company for professional services rendered in connection with tax compliance, consultation, and planning, including preparation of income tax returns for the respective periods.

ALL OTHER FEES

     During the fiscal years ended June 30, 2003 and 2004, the Company's principal accountant has not yet billed the Company for professional services other than audit and tax services, if any.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth the name and address, as of the date of this Information Statement, and the approximate number of shares of common stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's common stock, and the name and shareholdings of each officer and director, and all officers and directors as a group as of the date of this Information Statement.

     As of the date of this Information Statement, there are 97,732,044 shares of common stock of the Company issued and outstanding.

--------------------------------------------------------------------------------
Title of Class    Name and Address of           Amount and Nature    Percent
                  Beneficial Owner              of Class             of Class
--------------------------------------------------------------------------------

                                                          (1)
Common Stock      Ian Brodie                        10,575,000        10.93%
                  1010 Beach Ave., Suite 701
                  Vancouver, B.C.
                  Canada, V6E 1T7

                                                          (1)
Common Stock      Lance Larsen                      19,500,000        20.16%
                  16125 Shawbrooke Rd. SW
                  Calgary, Alberta
                  Canada, T2X 2X7

Common Stock      Len De Melt                           Nil             Nil%
                  255 3rd St. West, Apt. 109
                  North Vancouver, B.C.
                  Canada, V7M 1G2

Common Stock      Robert Weicker                        Nil             Nil%
                  3000 Walton Ave.
                  Coquitlam, B.C.
                  Canada, V3B 6V6

                                                          (1)
Common Stock      All current officers and          30,075,000        31.09%
                  directors as a group
                  (4 persons)
--------------------------------------------------------------------------------
(1)  These are restricted shares of common stock.


                             EXECUTIVE COMPENSATION

COMPENSATION OF OFFICERS AND DIRECTORS

     The following table sets out the compensation received by the President and CEO of the Company for the last three fiscal years ended June 30, 2004. The



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                                       -7-



Company did not have any other highly compensated executive officers with annual salary and bonus in excess of $100,000 per year.

     Summary Compensation Table
     --------------------------

                            Annual Compensation      Awards    Payouts
                           ---------------------    --------   -------
                              $      $       $     $      #        $        $
Name and Position   Year   Salary  Bonus   Other  RSA  Options   LTIP     Other
-----------------   ----   ------  -----   -----  ---  -------   ----     -----

Kenneth Larsen (1)  2002     Nil    Nil     Nil   Nil    Nil      Nil      Nil
Prior President     2003     Nil    Nil     Nil   Nil    Nil      Nil      Nil
and director        2004     Nil    Nil     Nil   Nil    Nil      Nil      Nil

Len De Melt (2)     2004     Nil    Nil     Nil   Nil    Nil      Nil      Nil
Prior President

Ian Brodie (3)      2004     Nil    Nil     Nil   Nil    Nil      Nil      Nil
President and
director
--------------------------------------------------------------------------------
(1) Mr. Kenneth Larsen was not re-elected as a director of the Company on May 10, 2004 by action of the majority shareholders. In addition, Mr. Larsen was not re-appointed as the President of the Company on the same date.

(2) Mr. Len De Melt was elected as a director of the Company on May 10, 2004 by action of the majority shareholders and was appointed the President of the Company on the same date. Mr. De Melt resigned as the President of the Company but not as a director of the Company on August 24, 2004.

(3) Mr. Ian Brodie was appointed as President and a director of the Company on August 24, 2004.

     No long term incentive plan awards were made to any executive officer during the fiscal year ended June 30, 2004.

     Officers and directors of the Company may be reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. As of the date of this Annual Report, none of the officers or directors are a party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, profit sharing or similar benefit plans.

     There  were  no  formal   arrangements   under  which  our  directors  were
compensated by the Company during the most recently completed fiscal year for their services solely as directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There are no transactions between the Company and its directors, officers, or other related parties during the fiscal year ended June 30, 2004, which exceeded $60,000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the U.S. Securities Exchange Act, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's shares of common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act.

     Based solely upon a review of the Forms 3, 4, and 5 furnished to the Company for the fiscal year ended June 30, 2004, the Company has determined that its directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except as described below.

     Mr. Kenneth Larsen, a former director and President of the Company, has failed to timely file his initial Form 3 relating to his acquisition of his initial 1,425,000 shares of common stock of the Company on September 15, 2003. Mr. Larsen filed this Form 3 on January 15, 2004. In addition, Mr. Larsen has failed to timely file his Form 4 relating to his disposition of his 18,525,000 (post forward stock split on a basis of 13-for-1) shares to Mr. Ian Brodie on September 2, 2004. Mr. Len De Melt and Mr. Wayne Johnstone have failed to timely file their Form 3's relating to their election as directors of the Company on May 10, 2004.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current directors of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who are currently a director or officer of the Company, that oppose any action to be taken by the Company.

                     APPROVAL OF A PROPOSED AMENDMENT TO THE
               ARTICLES OF INCORPORATION TO EFFECTUATE AN INCREASE
                  IN THE AUTHORIZED SHARES OF COMMON STOCK FROM
                    100,000,000 SHARES TO 250,000,000 SHARES

     The Board of Directors of the Company, at a special meeting held on January 19, 2005, authorized and approved, subject to shareholder approval, an increase in the authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article Fourth changing the text to:

          "The corporation shall have authority to issue an aggregate of TWO HUNDRED AND SIXTY MILLION (260,000,000) shares of stock, par value ONE MILL ($0.001) per share divided into two (2) classes of stock as follows for a total capitalization of TWO HUNDRED AND SIXTY THOUSAND DOLLARS ($260,000).

          (A) NON-ASSESSABLE COMMON STOCK: TWO HUNDRED AND FIFTY MILLION (250,000,000) shares of Common Stock, Par Value ONE MILL ($0.001) per share, and

          (B) PREFERRED STOCK: TEN MILLION (10,000,000) shares of Preferred Stock, Par Value ONE MILL ($0.001) per share."

REASONS FOR THE INCREASE IN THE AUTHORIZED CAPITAL

     The Company currently has authorized Common Stock of 100,000,000 shares. As of January 19, 2005, there were a total of 97,732,044 shares of Common Stock issued and outstanding. However, the Company may pursuant to certain convertible debentures be obligated to issue up to 3,400,000 units (each a "Unit") upon conversion of such convertible debentures. Each Unit is comprised of one share of common stock of the Company and one warrant (each a "Warrant"). Each Warrant entitles the holder thereof to acquire one additional share of common stock of the Company at a price of $0.50 per share for a period of two years from the date of issuance of the Warrants. In addition, the Company intends to raise capital through private placement offerings which may result in the issuance of a considerable amount of shares. Furthermore, the Company wishes to reserve 27,300,000 shares of Common Stock in connection with the Company's Stock Option Plan. Therefore, the Company anticipates that it will need to have an authorized capital in excess of 100,000,000 shares of Common Stock in order to be able to honor these various obligations. However, at this time, the Company does not have any plans to issue any unallotted authorized capital.

     In addition to the obligations and anticipation to issue Common Stock described above, the Board of Directors believes it is in the best interests of the Company and its shareholders for the Company to have a reasonable reserve of authorized but unissued shares of common stock in order to allow for future stock issuances.

     The additional shares of Common Stock described above will enhance our flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions of property and securities of other companies, financings, and other corporate purposes.

     The Board of Directors is not proposing the increase in the authorized shares of Common Stock with the intention of using the shares for anti-takeover purposes. It is possible, however, that the additional shares could be used in the future to discourage an attempt to acquire or take control of the Company.

     No shareholder of the Company has any preemptive right to acquire any of the additional authorized shares, so the issuance of the additional authorized shares may correspondingly dilute the percentage interests of current shareholders.


BOARD RECOMMENDATION

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to increase the authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares. The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 409 Granville Street, Suite 1450, Vancouver, British Columbia, Canada, V6C 1T2, Attention: President, not later than January 25, 2005.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report or Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (604) 688-6889 or by mail to 409 Granville Street, Suite 1450, Vancouver, British Columbia, Canada, V6C 1T2.

                                            By Order of the Board of Directors

                                            By:     /s/ Ian Brodie
                                                 ------------------------
                                                 Ian Brodie, President

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 35-1-519 of the Montana Business Corporations Act, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by all the shareholders of the corporation entitled to vote on the action. The undersigned, being all the shareholders of Andresmin Gold Corporation, a Montana corporation (the "Company"), entitled to vote on an action, do hereby take, consent, ratify, affirm and approve the following actions.

     WHEREAS the board of directors of the Company at a special meeting held on January 19, 2005 (the "Special Meeting") authorized and approved, subject to shareholder approval, if required, certain corporate actions, which the board of directors deemed to be in the best interests of the Company, and its shareholders;

     WHEREAS the board of directors of the Company at the Special Meeting further authorized and directed the submission to all of the shareholders of the Company the certain corporate actions to be approved and authorized by such shareholders of the Company;

     WHEREAS Section 35-1-519 of the Montana Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by all the shareholders of the corporation entitled to vote on the action;

     WHEREAS  the   shareholders   who  have  signed  this  Written  Consent  of
Shareholders dated to be effective as of February 2, 2005 are shareholders of record as of January 26, 2005, and hold all of the Company's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Company and in the best interests of its shareholders; therefore, be it


                   Approval of an Amendment to the Articles of
             Incorporation of the Company to Effectuate an Increase
                  In the Authorized Shares of Common Stock from
                    100,000,000 shares to 250,000,000 shares

     Resolved that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 100,000,000 shares to 250,000,000 shares, and furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed increase in the authorized shares of Common Stock of the Company at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 100,000,000 shares to 250,000,000 shares be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Montana Secretary of State at the sole and absolute discretion of the Board of Directors of the Company.

     EXECUTED to be effective as of the 2nd day of February, 2005.

                                            SHAREHOLDERS:

Date: January 31, 2005                      Financiera Dacorey S.A.
                                            --------------------------------
                                            Print Name

                                            /s/ Jenny Egusquiza Oliveros
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            Montevideo, Uruguay
                                            --------------------------------
                                            Address

                                            743,448
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Inversora Jalinsur S.A.
                                            --------------------------------
                                            Print Name

                                            /s/ Javier Marquez Zapata
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            Ibis 199 - San Isidro
                                            Lima 27, Peru
                                            --------------------------------
                                            Address

                                            2,610,000
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Joy Clifton
                                            --------------------------------
                                            Print Name

                                            /s/ Joy Clifton
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            Apt. 1103 - 1633 West 8th Avenue
                                            Vancouver, B.C. V6J 5H7
                                            --------------------------------
                                            Address

                                            4,485,000
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Dafnecor Financial S.A.
                                            --------------------------------
                                                     Print Name

                                            /s/ Felipe Gamarra Ruiz
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            Lima, Peru
                                            --------------------------------
                                            Address

                                            2,418,000
                                            --------------------------------
                                            Number of Shares Held of Record

Date: January 31, 2005                      Leanne Bitner
                                            --------------------------------
                                            Print Name

                                            /s/ Leanne Bitner
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            #507 - 1188 Richards Street
                                            Vancouver, B.C. V6B 3E6
                                            --------------------------------
                                            Address

                                            3,383,934
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Vicki Korzenowski
                                            --------------------------------
                                            Print Name

                                            /s/ Vicki Korzenowski
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            800 Crawford Road
                                            Kelowna, B.C.  V1W 4N3
                                            --------------------------------
                                            Address

                                            4,696,475
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Shih-Yi Chuang
                                            --------------------------------
                                            Print Name

                                            /s/ Shih-Yi Chuang
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            11 Chung-Hsing Road
                                            Nei-Pu Village, Chu-Chi Shiang
                                            Chai-Yi County, Taiwan ROC
                                            --------------------------------
                                            Address

                                            2,923,434
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Craig Taylor
                                            --------------------------------
                                            Print Name

                                            /s/ Craig Taylor
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            29 Deerwood Place
                                            Port Moody, B.C. V3H 4X7
                                            --------------------------------
                                            Address

                                            3,510,000
                                            --------------------------------
                                            Number of Shares Held of Record

Date: January 31, 2005                      Yung-Hsuan Chou
                                            --------------------------------
                                            Print Name

                                            /s/ Yung-Hsuan Chou
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            2F #4 Lane 69, Section 7
                                            Xinhai Road, Wehshan District
                                            Taipei City, 116 Taiwan
                                            --------------------------------
                                            Address

                                            3,632,552
                                            --------------------------------
                                            Number of Shares Held of Record

Date: January 31, 2005                      Eugene Toffolo
                                            --------------------------------
                                            Print Name

                                            /s/ Eugene Toffolo
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            #803 - 1166 West 11th Avenue
                                            Vancouver, B.C. V6H 1K3
                                            --------------------------------
                                            Address

                                            3,552,087
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Justin Joda S.A.
                                            --------------------------------
                                            Print Name

                                            /s/ Len De Melt
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            40A Cetnral American Blvd.
                                            Belize City, Belize CA
                                            --------------------------------
                                            Address

                                            1,496,625
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Bensemma Enterprises Ltd.
                                            --------------------------------
                                            Print Name

                                            /s/ Brent Jardine (President)
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            1450 - 409 Granville Street
                                            Vancouver, B.C. V6C 1T2
                                            --------------------------------
                                            Address

                                            312,000
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      0704120 B.C. Ltd.
                                            --------------------------------
                                            Print Name

                                            /s/ Lyndia Morrice
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            1450 - 409 Granville Street
                                            Vancouver, B.C. V6C 1T2
                                            --------------------------------
                                            Address

                                            4,484,217
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Cocohill Consultants Ltd.
                                            --------------------------------
                                            Print Name

                                            /s/ Lloyd Merrifield
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            18 Long Lane Upper, Middle Street
                                            P.O. Box 561,
                                            St. Vincent & the Grenadines
                                            --------------------------------
                                            Address

                                            4,125,466
                                            --------------------------------
                                            Number of Shares Held of Record

Date: January 31, 2005                      Brent Jardine
                                            --------------------------------
                                            Print Name

                                            /s/ Brent Jardine
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            140 East 27th Street
                                            North Vancouver, B.C. V7H 1B4
                                            --------------------------------
                                            Address

                                            2,672,216
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      1040922 Alberta Ltd.
                                            --------------------------------
                                            Print Name

                                            /s/ Mitchell Adam
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            4075 Rose Crescent
                                            West Vancouver, B.C.  V7V 2N6
                                            --------------------------------
                                            Address

                                            2,854,652
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      0706496 B.C. Ltd.
                                            --------------------------------
                                            Print Name

                                            /s/ Bruce Brodie
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            1450 - 409 Granville Street
                                            Vancouver, B.C. V6C 1T2
                                            --------------------------------
                                            Address

                                            3,161,217
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Tammey George
                                            --------------------------------
                                            Print Name

                                            /s/ Tammey George
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            5650 Eagle Court
                                            North Vancouver, B.C.  V7R 4V4
                                            --------------------------------
                                            Address

                                            750,000
                                            --------------------------------
                                            Number of Shares Held of Record


Date: January 31, 2005                      Ian Brodie
                                            --------------------------------
                                            Print Name

                                            /s/ Ian Brodie
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            701 - 1010 Beach Ave.
                                            Vancouver, B.C.
                                            --------------------------------
                                            Address

                                            10,575,000
                                            --------------------------------
                                            Number of Shares Held of Record

Date: January 31, 2005                      Lance Larsen
                                            --------------------------------
                                            Print Name

                                            /s/ Lance Larsen
                                            --------------------------------
                                            Signature (Title if Appropriate)

                                            16125 Shawbrooke Road S.W.
                                            Calgary, Alberta T2Y 3B3
                                            --------------------------------
                                            Address

                                            19,500,000
                                            --------------------------------
                                            Number of Shares Held of Record

                                    EXHIBIT B
                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                           ANDRESMIN GOLD CORPORATION

     I, the undersigned Ian Brodie, Director of Andresmin Gold Corporation (the "Corporation"), do hereby certify that the Board of Directors of said Corporation at a meeting duly convened and held on the 19th day of January, 2005, adopted a resolution to amend the original articles as follows:

          FIRST: The name of the corporation is Andresmin Gold Corporation.

          SECOND: The Articles of Incorporation, as currently in effect and as heretofore amended and restated, are hereby amended as follows:


          "ARTICLE FOUR. (Capital Stock) The corporation shall have authority to
           ------------
          issue an aggregate of TWO HUNDRED AND SIXTY MILLION (260,000,000) shares of stock, par value ONE MILL ($0.001) per share divided into two (2) classes of stock as follows for a total capitalization of TWO HUNDRED AND SIXTY THOUSAND DOLLARS ($260,000).

          (A) NON-ASSESSABLE COMMON STOCK: TWO HUNDRED AND FIFTY MILLION (250,000,000) shares of Common Stock, Par Value ONE MILL ($0.001) per share, and

          (B) PREFERRED STOCK: TEN MILLION (10,000,000) shares of Preferred Stock, Par Value ONE MILL ($0.001) per share.

          All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

          The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

          Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special."

          THIRD: The amendment was approved by the shareholders. The number of votes cast for the amendment was sufficient for approval.

IN WITNESS WHEREOF, Andresmin Gold Corporation has caused these presents to be signed in its name and on its behalf by Ian Brodie, its President on this day
                                                                          --
of              , 2005, and its President  acknowledges that this Certificate of
   -------------
Amendment is the act and deed of Andresmin Gold Coroporation, and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                                         ANDRESMIN GOLD CORPORATION

                                         By:
                                            --------------------------------
                                            Ian Brodie, President"